EXHIBIT 32.2


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with this quarterly report of Possis Medical, Inc. on Form 10Q for the period ended April 30, 2006 as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Jules L. Fisher, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Possis Medical, Inc.




Date: June 9, 2006                       By: /s/ Jules L. Fisher
                                             -----------------------------------
                                             JULES L. FISHER
                                             Vice President of Finance and Chief
                                             Financial Officer

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